UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03741)

Exact name of registrant as specified in charter:	Putnam New York Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2015

Date of reporting period:	December 1, 2014 – May 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTEIX

Putnam New York Tax Exempt Income Fund

Semiannual report
5|31|15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam New York
Tax Exempt
Income Fund

Semiannual report
5 | 31 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	14
Terms and definitions	16
Other information for shareholders	17
Financial statements	18

Consider these risks before investing: The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Single-state investments are at risk of common economic forces and other factors affecting a state’s tax-exempt investments. This may result in greater losses and volatility. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Investors today are weighing multiple factors, including the anticipated first interest-rate increase by the U.S. Federal Reserve in nine years and mixed economic data.

Some market participants believe a potential pullback in the economy could be in store for the United States, as recent economic data indicate a slowdown. Many others, however, believe the slight contraction in gross domestic product in the first quarter may be similar to the winter weather downturn in 2014. Meanwhile, Europe has shown some early signs of recovery in the areas of both growth and inflation, despite ongoing concerns about Greece’s fiscal situation.

For the past seven years, the Fed has undertaken unprecedented measures to stimulate the economy through bond buying and interest-rate cuts. Now, the Fed is planning to raise interest rates, likely by the end of the year. While negative for bonds, a gradual rise in interest rates could potentially be positive for stocks, indicating economic growth and possibilities for higher corporate profits.

International markets, some of which have delivered solid returns in the first several months of 2015, would also be affected by higher interest rates in the United States. You will find in the following pages an update on your fund’s performance as well as a market outlook from your fund’s portfolio manager.

During a time of shifting market environments, it is important for you to consult with your financial advisor to ensure that your portfolio matches your tolerance for risk and investment goals and to make any necessary adjustments.

Putnam’s professional managers pursue consistent strategies and have experience navigating changing market conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio.

As always, thank you for investing with Putnam. We would also like to extend our thanks to Charles Curtis, who has retired from the Board of Trustees, for his many years of dedicated service.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

July 13, 2015

Performance
snapshot

Annualized total return (%) comparison as of 5/31/15

The fund — class A shares before sales charge
Putnam New York Tax Exempt Income Fund (PTEIX)
Fund's benchmark
Barclays Municipal Bond Index
Fund's Lipper peer group average
New York Municipal Debt Funds
6.57
7.01
6.42
3.94
4.52
3.78
4.01
4.53
4.05
2.50
3.09
2.79
3.62
3.18
3.70
0.94
0.71
1.06
LIFE OF FUND
(since 9/2/83)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS*

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4     New York Tax Exempt Income Fund

Interview with your fund’s portfolio manager

Thalia Meehan, CFA

What was the market environment like for municipal bonds during the six-month reporting period ended May 31, 2015?

With the U.S. unemployment rate and other economic indicators improving, speculation intensified that the U.S. Federal Reserve might raise interest rates for the first time since 2006. But expectations for monetary tightening were gradually pushed back following the economic slowdown in the first quarter of 2015. Falling energy prices also added a new dimension to the debate about growth as dramatically lower oil prices rippled through the economy and helped to ease potential inflationary pressure. Crude oil prices fell precipitously in late 2014 but bottomed out at just over $47 per barrel in March. The strong U.S. dollar, which has climbed since last summer, also had a dampening effect on the U.S. economy by making exports less competitive and affecting multinational corporate earnings by reducing the value of profits from international operations. Toward the close of the period in May, the Fed signaled that a June interest-rate increase was unlikely amid the conflicting data about the economy’s health.

Yields on U.S. Treasury bonds rose in the final weeks of the reporting period, despite lackluster growth. Why was that?

Longer-maturity U.S. Treasury bond yields climbed to seven-month highs in the closing weeks of the period amid further signs

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

New York Tax Exempt Income Fund     5

of improvement in the job market, which investors feared might spur the Fed to raise interest rates sooner rather than later. The announcement of a larger-than-expected 280,000 U.S. job gain in May contributed to speculation of a Fed rate hike as early as September. Since bond prices move inversely to bond yields, the selloff was a headwind for the bond market as a whole, including municipal bonds.

However, municipal bonds had other factors as a tailwind, which kept them in positive territory for the six-month reporting period. The asset class benefited from favorable technicals [supply/demand dynamics], as inflows continued throughout the period. While supply is up significantly year over year, it has been dominated by refunding issuance, as municipal issuers replaced their older, higher-coupon bonds with lower-yield debt. The increased supply has generally been met with strong demand.

With interest rates still relatively low and fundamental credit quality stable, investors continued to seek out the yields offered by relatively riskier municipal bonds further out on the maturity spectrum as well as for those in the lower-rated, higher-yielding sectors. Consequently, credit spreads [the difference in yield between higher- and lower-quality municipal bonds] tightened during the period, resulting in slightly better returns for lower-quality investments than for higher-quality investments.

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 5/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     New York Tax Exempt Income Fund

“In our opinion, the general fiscal
health and creditworthiness of the
municipal bond market are solid.”

Thalia Meehan

How did the fund perform in this environment?

For the six months ended May 31, 2015, the fund outperformed its benchmark, the Barclays Municipal Bond Index, but lagged the average return of its Lipper peer group.

Are your key investment themes, with their defensive orientation, still in place?

We maintained our slightly defensive bias in the portfolio because we believed that the municipal bond market’s attractive returns in 2014 could be attributed primarily to a combination of lower interest rates and strong market technicals. We kept the fund’s duration positioning, or interest-rate sensitivity, below the median of its Lipper peer group. We achieved this by maintaining a slightly higher-than-average cash position in the portfolio to help shelter it from price pressures, given the risk of interest rates moving higher. We also believed that carrying a slightly higher-than-average cash balance gave us greater flexibility to act swiftly in the event that timely investment opportunities presented themselves.

As for portfolio positioning, the fund retained an overweight exposure to municipal bonds rated A and Baa relative to the benchmark throughout the period. We continued to

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/15. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

New York Tax Exempt Income Fund     7

emphasize essential service revenue bonds, which are typically issued by state and local government entities to finance specific revenue-generating projects, and underweighted local general obligation [G.O.] bonds relative to the benchmark. These securities rely on the taxing power of the issuer and the health of the local economy to make payments from property taxes or sales and income taxes. We maintained our underweight exposure to issuers in Puerto Rico relative to the fund’s Lipper peer group, given our negative credit outlook for the Commonwealth. At the sector level, we favored transportation, higher education, continuing-care retirement communities, and essential service utilities bonds in the portfolio relative to the fund’s Lipper peer group. Overall, this positioning contributed positively to performance.

Our shorter-duration positioning was a modest detractor from relative performance versus our Lipper peers, as interest rates moved lower during the period. An underweight position in non-rated bonds versus our Lipper peers also was a headwind for performance, as demand for high-yield municipal bonds helped push prices higher.

How do you think the dramatic decline in oil prices will play out across the municipal bond market?

Lower oil and energy prices should be a net positive for the municipal bond market, in our opinion. We believe certain sectors, such as transportation — notably airlines — and toll

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     New York Tax Exempt Income Fund

roads, could see a positive impact from the decline in prices. However, we also believe that oil-producing states, such as Alaska, North Dakota, and Texas, are likely to see falling revenues as production decreases or ceases over a period of time. In the cases of Alaska and North Dakota, however, these states typically have not issued much municipal bond debt and have set aside what we believe are healthy reserves to ease budget pressures that typically accompany such a downturn. In the case of Texas, we believe the decline in oil and energy prices could be more widely felt. If oil prices remain low for an extended period, affected issuers may come under more pressure, in our opinion. The susceptibility of local G.O. bonds to macroeconomic developments, such as a sharp decline in oil prices, reinforces our predisposition to underweight G.O. bonds in the portfolio relative to the benchmark.

What factors are likely to influence the performance of municipal bonds in the coming months?

This past March, Fed Chair Janet Yellen stated that when rates start to increase, they might not approach long-term “normal” levels for some time. The overall dovish tone of Yellen’s statement was well received by investors, as it signaled a more gradual path to the normalization of interest rates than many investors had anticipated. As the reporting period came to a close, Yellen acknowledged weakness in some areas of the U.S. economy, but still left open the possibility of raising rates in the second half of 2015. However, we believe the Fed is unlikely to act unless it sees enough consistent data to persuade it that the U.S. recovery is accelerating. Thus, we believe questions about the timing of a Fed interest-rate hike are likely to dominate the public discourse and may fuel market volatility in the coming months until the central bank acts. Accordingly, we believe the Fed’s actions, along with the direction of longer-term U.S. Treasuries, will continue to highly influence the performance of municipal bonds in the coming months.

In our opinion, the general fiscal health and creditworthiness of the municipal bond market are solid. Despite some high-profile outliers, such as Detroit, Chicago, and Puerto Rico that have garnered much media attention, we expect defaults to remain low and that they could even decline further as the U.S. economy recovers. The default rate, which stood at 0.03% for 2014 [according to Bank of America Merrill Lynch], is a fraction of the $3.6 trillion municipal bond market, and we don’t believe defaults are likely to increase meaningfully in the foreseeable future. That said, we would expect Illinois, Chicago, and Puerto Rico to continue to be in the headlines, as they contend with budget and pension issues. [See In the News on page 10.]

Prospects for reform of the taxation of municipal bonds appear to constitute little risk at this point, in our opinion. However, we are closely monitoring the various proposals and believe any momentum for change will more likely come after the 2016 elections.

With credit spreads the tightest that they have been in five years and the prospect of Fed action inching closer, we expect performance will be driven less by price-appreciation potential and more by the tax-free income opportunities afforded by municipal bonds. In today’s low interest-rate environment, where investors continue to search for attractive yield opportunities, we believe many will look to tax-exempt investments to help them keep more of what they earn.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

New York Tax Exempt Income Fund     9

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. She joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

IN THE NEWS

Following debt crises in Detroit and Puerto Rico, Illinois and Chicago are confronting their own fiscal challenges, largely because of unfunded pension obligations. The situation could potentially lead to significantly higher taxes and/or cuts in state and city spending. Illinois has one of the worst funded state-employee pension systems in the nation. Chicago faces about $20 billion in unfunded pension liabilities. In May, Moody’s Investors Service downgraded Chicago’s bond rating to junk status. While Moody’s downgrade of the nation’s third-largest city was a newsworthy development, Chicago still holds investment-grade ratings of A– from Kroll Bond Rating Agency and BBB+ from Standard & Poor’s and Fitch Ratings. In 2013, Detroit faced myriad debts, including unfunded pensions, and became the largest U.S. city ever to seek federal bankruptcy protection. In contrast, Chicago has a more diversified economy and a broader demographic foundation. At this time, Chicago appears unlikely to declare bankruptcy, but its funding difficulties could remain in the headlines for some time. In Puerto Rico, after years of crippling government deficits, government bonds have traded at distressed levels for nearly two years. In late June, the governor of the island territory of the United States announced he would seek a moratorium with creditors, although key debt payments due July 1 were made.

10     New York Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Annual average
(life of fund)	6.57%	6.43%	6.33%	6.33%	5.70%	5.70%	6.18%	6.07%	6.62%
10 years	47.22	41.33	40.08	40.08	36.08	36.08	43.23	38.58	49.78
Annual average	3.94	3.52	3.43	3.43	3.13	3.13	3.66	3.32	4.12
5 years	21.71	16.84	17.97	15.97	17.06	17.06	20.00	16.10	23.04
Annual average	4.01	3.16	3.36	3.01	3.20	3.20	3.71	3.03	4.23
3 years	7.68	3.37	5.81	2.91	5.32	5.32	6.90	3.43	8.52
Annual average	2.50	1.11	1.90	0.96	1.74	1.74	2.25	1.13	2.76
1 year	3.62	–0.53	3.10	–1.90	2.94	1.94	3.44	0.08	3.96
6 months	0.94	–3.10	0.74	–4.22	0.55	–0.44	0.80	–2.48	1.17

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

New York Tax Exempt Income Fund     11

Fund price and distribution information For the six-month period ended 5/31/15

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	6		6	6	6		6
Income [1]	$0.151691		$0.124445	$0.117865	$0.139527		$0.161199
Capital gains [2]	—		—	—	—		—
Total	$0.151691		$0.124445	$0.117865	$0.139527		$0.161199
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
11/30/14	$8.66	$9.02	$8.64	$8.66	$8.67	$8.96	$8.66
5/31/15	8.59	8.95	8.58	8.59	8.60	8.89	8.60
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
Current dividend rate [3]	3.39%	3.25%	2.76%	2.60%	3.10%	3.00%	3.60%
Taxable equivalent 4(a)	6.57	6.30	5.35	5.04	6.01	5.81	6.98
Taxable equivalent 4(b)	6.86	6.58	5.59	5.26	6.27	6.07	7.29
Current 30-day SEC yield [5]	N/A	1.86	1.31	1.16	N/A	1.60	2.15
Taxable equivalent 4(a)	N/A	3.60	2.54	2.25	N/A	3.10	4.17
Taxable equivalent 4(b)	N/A	3.76	2.65	2.35	N/A	3.24	4.35

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes (a) maximum 48.39% combined federal income tax and New York state 2015 personal income tax or (b) maximum 50.59% combined federal, New York state, and New York City 2015 personal income tax rates. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12     New York Tax Exempt Income Fund

Comparative index returns For periods ended 5/31/15

	Barclays Municipal Bond Index	Lipper New York Municipal Debt Funds category average*
Annual average (life of fund)	7.01%	6.42%
10 years	55.65	45.03
Annual average	4.52	3.78
5 years	24.81	21.97
Annual average	4.53	4.05
3 years	9.57	8.62
Annual average	3.09	2.79
1 year	3.18	3.70
6 months	0.71	1.06

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/15, there were 100, 100, 93, 78, 67, and 3 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Annual average
(life of fund)	6.55%	6.41%	6.32%	6.32%	5.68%	5.68%	6.16%	6.05%	6.60%
10 years	46.36	40.51	39.23	39.23	35.12	35.12	42.07	37.45	48.76
Annual average	3.88	3.46	3.36	3.36	3.06	3.06	3.57	3.23	4.05
5 years	21.80	16.93	17.92	15.92	17.01	17.01	19.95	16.06	23.00
Annual average	4.02	3.18	3.35	3.00	3.19	3.19	3.71	3.02	4.23
3 years	7.79	3.48	5.67	2.78	5.18	5.18	6.76	3.29	8.51
Annual average	2.53	1.15	1.86	0.92	1.70	1.70	2.21	1.09	2.76
1 year	3.49	–0.65	2.84	–2.15	2.68	1.68	3.19	–0.16	3.71
6 months	0.23	–3.78	–0.08	–5.00	–0.15	–1.14	0.09	–3.16	0.34

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

New York Tax Exempt Income Fund     13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Total annual operating expenses for the fiscal year ended 11/30/14	0.74%	1.37%	1.52%	1.02%	0.52%
Annualized expense ratio for the six-month period ended 5/31/15	0.75%	1.38%	1.53%	1.03%	0.53%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2014, to May 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$3.76	$6.91	$7.65	$5.16	$2.66
Ending value (after expenses)	$1,009.40	$1,007.40	$1,005.50	$1,008.00	$1,011.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14     New York Tax Exempt Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2015, use the following calculation method. To find the value of your investment on December 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$3.78	$6.94	$7.70	$5.19	$2.67
Ending value (after expenses)	$1,021.19	$1,018.05	$1,017.30	$1,019.80	$1,022.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

New York Tax Exempt Income Fund     15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16     New York Tax Exempt Income Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2015, Putnam employees had approximately $504,000,000 and the Trustees had approximately $143,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

New York Tax Exempt Income Fund     17

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18     New York Tax Exempt Income Fund

The fund’s portfolio 5/31/15 (Unaudited)

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation

AGO Assured Guaranty, Ltd.

AMBAC AMBAC Indemnity Corporation

BAM Build America Mutual

CIFG CIFG Assurance North America, Inc.

COP Certificates of Participation

FHL Banks Coll. Federal Home Loan Bank System Collateralized

FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized

FNMA Coll. Federal National Mortgage Association Collaterized

FRN Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

G.O. Bonds General Obligation Bonds

NATL National Public Finance Guarantee Corp.

SGI Syncora Guarantee, Inc.

U.S. Govt. Coll. U.S. Government Collateralized

VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (98.8%)*	Rating**	Principal amount	Value
Guam (1.0%)
Territory of GU, Rev. Bonds (Section 30), Ser. A, 5 5/8s, 12/1/29	BBB+	$3,850,000	$4,346,227
Territory of GU, Bus. Privilege Tax Rev. Bonds, Ser. A, 5s, 1/1/31	A	1,000,000	1,101,930
Territory of GU, Dept. of Ed. COP (John F. Kennedy High School), Ser. A, 6 7/8s, 12/1/40	B+	500,000	551,665
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. & Waste Wtr. Syst. Rev. Bonds, 5 5/8s, 7/1/40	A–	2,100,000	2,328,039
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A
5 1/2s, 10/1/40	BBB	1,300,000	1,440,153
5s, 10/1/34	BBB	700,000	746,865
			10,514,879
Mississippi (0.8%)
MS State Bus. Fin. Commission Gulf Opportunity Zone VRDN (Chevron USA, Inc.)
Ser. F, 0.06s, 12/1/30	VMIG1	5,500,000	5,500,000
Ser. C, 0.06s, 12/1/30	VMIG1	2,965,000	2,965,000
			8,465,000
New York (93.6%)
Albany, Cap. Resource Corp. Rev. Bonds
(St. Peter’s Hosp.), U.S. Govt. Coll., 6 1/4s, 11/15/38 (Prerefunded 11/15/20)	A3	4,110,000	5,130,390
(Albany College of Pharmacy), 5s, 12/1/33	BBB	325,000	364,091
(Albany College of Pharmacy), 5s, 12/1/32	BBB	495,000	556,241
(Albany College of Pharmacy), 5s, 12/1/30	BBB	250,000	283,310
Albany, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. Peters Hosp.), Ser. E, 5 1/2s, 11/15/27 (Prerefunded 11/15/17)	A3	1,000,000	1,109,670
(St. Peters Hosp.), Ser. A, U.S. Govt. Coll., 5 1/4s, 11/15/32 (Prerefunded 11/15/17)	A3	2,100,000	2,317,623
(St. Peter’s Hosp.), Ser. A, U.S. Govt. Coll., 5 1/4s, 11/15/27 (Prerefunded 11/15/17)	A3	3,000,000	3,310,890
(Albany Law School), Ser. A, 5s, 7/1/31	BBB	3,000,000	3,135,960

New York Tax Exempt Income Fund     19

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
Battery Park, Rev. Bonds, Ser. A, 5s, 11/1/30	Aaa	$5,235,000	$6,122,542
Brooklyn Arena Local Dev. Corp. Rev. Bonds (Barclays Ctr.), 6 3/8s, 7/15/43	Baa3	2,000,000	2,332,060
Broome Cnty., Indl. Dev. Agcy. Continuing Care Retirement Rev. Bonds (Good Shepard Village), Ser. A, U.S. Govt. Coll., 6 7/8s, 7/1/40 (Prerefunded 7/1/18)	AAA/P	715,000	838,659
Buffalo & Erie Cnty., Indl. Land Dev. Corp. Rev. Bonds (Catholic Hlth. Syst. Oblig. Group), 5 1/4s, 7/1/35	Baa1	1,000,000	1,127,580
Buffalo & Fort Erie, Pub. Bridge Auth. Rev. Bonds (Toll Bridge Syst.)
5s, 1/1/25	A+	400,000	479,048
5s, 1/1/24	A+	250,000	297,980
Build NY City Resource Corp. Rev. Bonds
(Queens College), Ser. A, 5s, 6/1/38	Aa2	2,850,000	3,198,470
(Pratt Paper, LLC), 5s, 1/1/35	B+/P	1,750,000	1,870,803
(South Bronx Charter School for Intl. Cultures), Ser. A, 5s, 4/15/33	BB+	2,000,000	2,028,460
(Bronx Charter School for Excellence), 5s, 4/1/33	BBB–	500,000	533,985
(YMCA of Greater NY), 5s, 8/1/32	A–	1,740,000	1,905,126
Canton, Cap. Resource Corp., Student Hsg. Fac. Rev. Bonds (Grasse River — SUNY Canton), Ser. A, AGM, 5s, 5/1/40	AA	1,000,000	1,100,750
Chautauqua Cnty., Indl. Dev. Agcy. Rev. Bonds (Dunkirk Pwr.), 5 7/8s, 4/1/42	Baa3	4,000,000	4,468,920
Chemung Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds (Arnot Ogden Med. Ctr.)
5s, 11/1/34	BBB+	1,300,000	1,300,676
Ser. A, 5s, 11/1/29	BBB+	3,250,000	3,252,373
Dutchess Cnty., Local Dev. Corp. Rev. Bonds (Anderson Ctr. Svcs., Inc.), 6s, 10/1/30	BB+	3,815,000	3,973,094
Erie Cnty., Indl. Dev. Agcy. School Fac. Rev. Bonds (City School Dist. Buffalo), Ser. A, AGM, U.S. Govt. Coll.,
5 3/4s, 5/1/28	Aa2	5,000,000	5,648,850
5 3/4s, 5/1/25	Aa2	10,330,000	11,696,039
Essex Cnty., Indl. Dev. Agcy. Rev. Bonds (Intl. Paper Co.), Ser. A, 6.15s, 4/1/21	Baa2	1,065,000	1,068,823
Geneva, Dev. Corp. Rev. Bonds (Hobart & William Smith Colleges)
5 1/4s, 9/1/44	A	2,000,000	2,244,100
5s, 9/1/32	A	2,000,000	2,242,020
Hempstead Town, Local Dev. Corp. Rev. Bonds
(Molloy College), 5 3/4s, 7/1/39	BBB	2,500,000	2,768,050
(Adelphi U.), Ser. B, 5 1/4s, 2/1/39	A	1,500,000	1,632,435
(Molloy College), 5s, 7/1/44	BBB	2,300,000	2,497,294
(Adelphi U.), Ser. B, 5s, 2/1/34	A	3,000,000	3,253,080
(Hofstra U.), 5s, 7/1/28	A	650,000	729,398

20     New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
Hudson Yards, Infrastructure Corp. Rev. Bonds, Ser. A
5 3/4s, 2/15/47	A2	$3,100,000	$3,541,688
AMBAC, 5s, 2/15/47	A2	2,500,000	2,608,400
Liberty, Dev. Corp. Rev. Bonds (Goldman Sachs Headquarters), 5 1/2s, 10/1/37	A–	4,010,000	4,858,957
Long Island, Pwr. Auth. Rev. Bonds, Ser. B, 5s, 9/1/25	A–	1,000,000	1,141,190
Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds
Ser. A, 6s, 5/1/33	A–	3,500,000	4,018,420
Ser. C, CIFG, 5 1/4s, 9/1/29	A–	3,835,000	4,625,854
Ser. A, 5s, 9/1/44	A–	3,500,000	3,804,710
Ser. A, 5s, 9/1/39	A–	6,500,000	7,092,280
Ser. C, 5s, 9/1/35	A–	2,380,000	2,473,534
AGM, zero %, 6/1/28	AA	2,510,000	1,617,544
Metro. Trans. Auth. Rev. Bonds
Ser. C, 5s, 11/15/41	AA–	6,000,000	6,581,520
Ser. D, 5s, 11/15/38	AA–	4,070,000	4,500,647
Ser. A, 5s, 11/15/37	AA–	15,000,000	16,137,750
Ser. D, 5s, 11/15/29	AA–	6,000,000	6,860,280
Ser. D-1, 5s, 11/1/28	AA–	2,500,000	2,865,725
Ser. A, NATL, 5s, 11/15/26	AA–	5,000,000	5,467,500
Ser. A, 5s, 11/15/22	AA–	6,000,000	6,389,580
Metro. Trans. Auth. Dedicated Tax Rev. Bonds
Ser. A, 5 1/2s, 11/15/39	AA	9,000,000	10,179,990
Ser. B, NATL, 5s, 11/15/25	AA	2,600,000	2,765,308
Metro. Trans. Auth. Svc. Contract Rev. Bonds (Trans. Fac.), Ser. O, 5 1/2s, 7/1/17 (Escrowed to maturity)	AA+	15,000,000	16,094,400
Monroe Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds (Highland Hosp. Rochester), 5s, 8/1/25	A2	495,000	498,064
Monroe Cnty., Indl. Dev. Corp. Rev. Bonds
(Rochester Gen. Hosp.), Ser. A, 5s, 12/1/37	A–	2,000,000	2,145,800
(U. of Rochester), Ser. B, 5s, 7/1/33	Aa3	2,795,000	3,165,449
(Rochester Gen. Hosp.), Ser. A, 5s, 12/1/32	A–	1,250,000	1,365,775
(U. of Rochester), Ser. B, 5s, 7/1/32	Aa3	3,040,000	3,452,194
(St. John Fisher College), Ser. A, 5s, 6/1/29	BBB+	800,000	890,608
Nassau Cnty., G.O. Bonds, Ser. A, AGM, 5s, 4/1/30	AA	8,680,000	9,752,154
Nassau Cnty., Econ. Assistance Corp. Rev. Bonds (South Nassau Cmntys. Hosp.), 5s, 7/1/27	A3	1,255,000	1,411,411
Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds (Inst. of Tech.), Ser. A, 4 3/4s, 3/1/26	BBB+	1,710,000	1,802,614
Nassau Cnty., Local Econ. Assistance Corp. Rev. Bonds
(South Nassau Cmntys. Hosp.), 5s, 7/1/37	A3	500,000	535,315
(Winthrop U. Hosp. Assn.), 5s, 7/1/37	Baa2	1,000,000	1,075,110

New York Tax Exempt Income Fund     21

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
Nassau Cnty., Local Econ. Assistance Corp. Rev. Bonds
(Catholic Hlth. Svcs. Of Long Island Oblig. Group), 5s, 7/1/33	Baa1	$1,355,000	$1,510,744
(Catholic Hlth. Svcs. Of Long Island Oblig. Group), 5s, 7/1/32	Baa1	1,500,000	1,678,605
Nassau Cnty., Swr. & Storm Wtr. Fin. Auth. Rev. Bonds, Ser. A, 5s, 10/1/23	AAA	2,000,000	2,435,840
Nassau Cnty., Tobacco Settlement Corp. Rev. Bonds, Ser. A-2, 5 1/4s, 6/1/26	B–	5,640,000	5,554,667
New Rochelle, Corp. Local Dev. Rev. Bonds (Iona College), Ser. A, 5s, 7/1/40	Baa2	350,000	376,380
New York, G.O. Bonds
Ser. 1-I, 5s, 3/1/36	Aa2	5,000,000	5,620,650
Ser. C, AGM, U.S. Govt. Coll., 5s, 1/1/23 (Prerefunded 1/1/17)	Aa2	10,000,000	10,645,700
Niagara Area Dev. Corp. Rev. Bonds (Niagara U.), Ser. A
5s, 5/1/42	BBB+	1,000,000	1,067,920
5s, 5/1/35	BBB+	1,670,000	1,804,452
5s, 5/1/30	BBB+	2,230,000	2,458,151
Niagara Falls, Rev. Bonds, Ser. A, BAM, 4s, 10/1/44	AA	500,000	502,690
Niagara, Area Dev. Corp. Solid Waste Disp. Fac. Rev. Bonds (Covanta Holding Corp.), Ser. A, 5 1/4s, 11/1/42	Ba2	2,450,000	2,529,895
Niagara, Frontier Trans. Auth. Rev. Bonds
(Buffalo Niagara Intl. Arpt.), Ser. A, 5s, 4/1/28	Baa1	2,560,000	2,806,528
(Buffalo Niagara Intl. Arpt.), Ser. A, 5s, 4/1/27	Baa1	875,000	968,993
5s, 4/1/24	Baa1	2,000,000	2,274,860
NY City, G.O. Bonds
Ser. F-1, 5s, 3/1/37	Aa2	5,000,000	5,569,250
Ser. A-1, 5s, 8/1/32	Aa2	5,000,000	5,612,300
Ser. F, 5s, 8/1/25	Aa2	5,000,000	5,809,100
NY City, City Transitional Fin. Auth. Rev. Bonds (Bldg. Aid Fiscal 2008), Ser. S-1
5s, 1/15/29	Aa2	5,000,000	5,460,800
5s, 1/15/25	Aa2	3,000,000	3,293,580
NY City, City Transitional Fin. Auth. VRDN (NYC Recovery), Ser. 3, 0.09s, 11/1/22	VMIG1	10,785,000	10,785,000
NY City, Cultural Resource Rev. Bonds
(Wildlife Conservation Society), 5s, 8/1/33	Aa3	2,500,000	2,830,450
(Museum of Modern Art), Ser. 1A, 5s, 4/1/31	Aa2	3,500,000	3,893,715
NY City, Hsg. Dev. Corp. Rev. Bonds
(Multi-Fam. Hsg.), Ser. A-1-A, 5.45s, 11/1/46	AA+	2,670,000	2,740,568
(Multi-Fam. Hsg.), Ser. H-2-A, 5.35s, 5/1/41	AA+	1,200,000	1,229,664
(Multi-Fam. Hsg.), Ser. H-2-A, 5.2s, 11/1/35	AA+	1,675,000	1,710,460
Ser. H-2-A, 4.4s, 5/1/31	AA+	4,000,000	4,148,400

22     New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
NY City, Indl. Dev. Agcy. Rev. Bonds
(Yankee Stadium — Pilot), AGO, 7s, 3/1/49	AA	$1,000,000	$1,185,040
(Queens Baseball Stadium — Pilot), AMBAC, 5s, 1/1/24	Ba1	3,500,000	3,650,535
NY City, Indl. Dev. Agcy. Arpt. Facs. Rev. Bonds (Sr. Trips), Ser. A, 5s, 7/1/28	BBB	1,500,000	1,642,890
NY City, Indl. Dev. Agcy. Special Fac. FRN (Terminal One Group Assn.), 5 1/2s, 1/1/17	A3	4,500,000	4,616,325
NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds (British Airways PLC), 5 1/4s, 12/1/32	BB	2,050,000	2,057,872
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev. Bonds
Ser. EE, 5 1/4s, 6/15/40	AA+	10,000,000	11,357,200
(Second Generation Resolution), Ser. GG-1, 5 1/4s, 6/15/32	AA+	6,000,000	6,862,200
5s, 6/15/46	AA+	2,500,000	2,758,750
Ser. GG, 5s, 6/15/43	AA+	4,760,000	5,259,657
(2nd Gen. Resolution), Ser. HH, 5s, 6/15/39	AA+	9,000,000	10,150,110
Ser. AA, 5s, 6/15/34	AA+	5,000,000	5,654,100
(Wtr. & Swr. Syst.), Ser. A, 4 3/4s, 6/15/30	AAA	5,815,000	6,223,562
NY City, Transitional Fin. Auth. Rev. Bonds
Ser. F-1, 5s, 5/1/39	AAA	7,500,000	8,395,050
Ser. A-1, 5s, 11/1/38	AAA	2,500,000	2,813,775
(Future Tax), Ser. D-1, 5s, 11/1/32	AAA	5,000,000	5,752,100
Ser. B-1, 5s, 11/1/30	AAA	3,000,000	3,455,910
NY City, Transitional Fin. Auth. Bldg. Aid Rev. Bonds
Ser. S-1, 5s, 7/15/40	Aa2	4,550,000	5,079,438
Ser. S-1, 5s, 7/15/37	Aa2	7,500,000	8,413,725
Ser. S-1, NATL, 5s, 7/15/31	Aa2	10,500,000	11,154,255
Ser. S-5, 5s, 1/15/30	Aa2	3,375,000	3,758,974
NY City, Trust for Cultural Resources Rev. Bonds
(Wildlife Conservation Society), Ser. A, 5s, 8/1/42	Aa3	1,915,000	2,124,482
(Wildlife Conservation Society), Ser. A, 5s, 8/1/38	Aa3	1,250,000	1,394,263
(Whitney Museum of American Art), 5s, 7/1/31	A	2,000,000	2,214,820
NY Cntys., Tobacco Trust II Rev. Bonds (Tobacco Settlement), 5 3/4s, 6/1/43	Baa2	5,000,000	5,066,900
NY Cntys., Tobacco Trust III Rev. Bonds (Tobacco Settlement), 6s, 6/1/43	A3	1,300,000	1,301,833
NY Cntys., Tobacco Trust IV Rev. Bonds, Ser. A, 5s, 6/1/38	BB	7,250,000	6,527,030
NY Liberty Dev. Corp. Rev. Bonds (Bank of America Tower), Ser. CL1, 5 5/8s, 1/15/46	AA+	2,000,000	2,253,180
NY State Dorm. Auth. Rev. Bonds
(NYU Hosp. Ctr.), Ser. A, 6s, 7/1/40	A3	1,500,000	1,749,180
(State U. Edl. Fac.), Ser. A, AGM, 5 7/8s, 5/15/17	Aa2	8,950,000	9,605,677

New York Tax Exempt Income Fund     23

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Dorm. Auth. Rev. Bonds
(Brooklyn Law School), 5 3/4s, 7/1/33	Baa1	$1,000,000	$1,115,770
(City U.), Ser. A, 5 3/4s, 7/1/18	Aa2	8,215,000	8,808,123
(Skidmore College), Ser. A, 5 1/2s, 7/1/41	A1	3,000,000	3,401,310
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40	Aa3	8,500,000	10,897,340
(North Shore Long Island Jewish Group), Ser. A, U.S. Govt. Coll., 5 1/2s, 5/1/37	A3	11,500,000	12,877,815
(Fordham U.), Ser. A, 5 1/2s, 7/1/36	A2	1,800,000	2,109,330
(North Shore Long Island Jewish Group), Ser. E, 5 1/2s, 5/1/33	A3	2,000,000	2,249,200
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/31	Aa3	3,500,000	4,379,620
(St. Joseph College), 5 1/4s, 7/1/35	Ba1	2,000,000	2,135,580
(Manhattan Marymount), 5 1/4s, 7/1/29	Baa2	2,000,000	2,165,060
(Rochester Inst. of Tech.), Ser. A, AMBAC, 5 1/4s, 7/1/19	A1	4,300,000	4,882,521
(Highland Hosp. Rochester), 5.2s, 7/1/32	A2	1,000,000	1,119,370
(Mount Sinai School of Medicine), 5 1/8s, 7/1/39	A3	15,000,000	16,584,600
(Siena College), 5 1/8s, 7/1/39	Baa1	6,000,000	6,512,220
(School Dist. Fin. Program), Ser. C, AGO, 5 1/8s, 10/1/36	AA	3,380,000	3,799,289
Ser. A, 5s, 3/15/44	AAA	5,000,000	5,614,900
(St. Francis College), 5s, 10/1/40	A–	3,000,000	3,212,340
(L I Jewish), Ser. A, U.S. Govt. Coll., 5s, 11/1/34	A3	1,800,000	1,887,876
(St. Francis College), 5s, 10/1/32	A–	2,360,000	2,598,030
(School Dist. Fin. Program), Ser. C, AGO, 5s, 10/1/31	AA	2,000,000	2,257,260
Ser. A, NATL, U.S. Govt. Coll., 5s, 10/1/25 (Prerefunded 10/1/16)	AA–	750,000	796,778
(Cornell U.), Ser. A, 5s, 7/1/22	Aa1	6,395,000	6,715,326
(NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/20	A3	4,000,000	4,181,240
NY State Dorm. Auth. Non-State Supported Debt Rev. Bonds
(Orange Regl. Med. Ctr.), 6 1/4s, 12/1/37	Ba1	7,500,000	8,253,225
(NYU Hosp. Ctr.), Ser. B, 5 1/4s, 7/1/24 (Prerefunded 7/1/17)	A3	3,085,000	3,309,742
(Teachers College), 5s, 7/1/42	A1	3,000,000	3,229,200
(Memorial Sloan-Kettering Cancer Ctr.), 5s, 7/1/36	Aa3	1,125,000	1,244,228
(Memorial Sloan-Kettering Ctr.), Ser. A1, 5s, 7/1/36	Aa3	5,690,000	6,172,114
(Teachers College), 5s, 7/1/34	A1	2,750,000	3,033,745
(U. of Rochester), Ser. A-1, 5s, 7/1/32	Aa3	8,000,000	8,465,840
(Teachers College), Ser. A, 5s, 7/1/31	A1	1,750,000	1,955,100
(The New School), 5s, 7/1/31	A3	5,000,000	5,551,700
(Brooklyn Law School), Ser. A, 5s, 7/1/29	Baa1	1,000,000	1,091,980
(NYU), Ser. B, FHL Banks Coll., FHLMC Coll., FNMA Coll., 5s, 7/1/29 (Prerefunded 7/1/18)	Aa3	6,530,000	7,269,131
(Brooklyn Law School), Ser. A, 5s, 7/1/27	Baa1	1,000,000	1,106,500

24     New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Dorm. Auth. Non-State Supported Debt Rev. Bonds
(U. of Rochester), Ser. A-1, 5s, 7/1/27	Aa3	$1,900,000	$2,022,683
(Brooklyn Law School), Ser. A, 5s, 7/1/26	Baa1	1,000,000	1,114,510
(Columbia U.), Ser. C, 5s, 7/1/26	Aaa	6,980,000	7,587,400
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/26 (Prerefunded 7/1/17)	A3	1,000,000	1,087,240
(Teachers College), Ser. A, 5s, 7/1/26	A1	1,000,000	1,162,640
(St. Johns U.), Ser. A, NATL, U.S. Govt. Coll., 5s, 7/1/23 (Prerefunded 7/1/17)	AA–	3,935,000	4,274,000
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/22 (Prerefunded 7/1/17)	A3	1,000,000	1,087,240
NY State Dorm. Auth. Non-Supported Debt Rev. Bonds
(Culinary Inst. of America), 5 1/2s, 7/1/33	Baa2	735,000	819,569
(Rochester Inst. of Tech.), 5s, 7/1/38	A1	2,000,000	2,193,160
(St. John’s U.), Ser. A, 5s, 7/1/37	A3	1,400,000	1,573,208
(NY U.), Ser. A, 5s, 7/1/35	Aa3	2,000,000	2,293,120
(Culinary Inst. of America), 5s, 7/1/34	Baa2	350,000	376,964
(Pratt Institute), Ser. A, 5s, 7/1/34	A3	1,000,000	1,123,210
(NY U. Hosp. Ctr.), 5s, 7/1/31	A3	1,320,000	1,485,937
(NY U. Hosp. Ctr.), 5s, 7/1/30	A3	1,000,000	1,132,390
NY State Dorm. Auth. Personal Income Tax Rev. Bonds
(Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	5,000,000	5,744,750
Ser. C, 5s, 3/15/41	AAA	10,000,000	11,189,400
Ser. A, 5s, 3/15/28	AAA	10,000,000	11,258,800
Ser. A, 5s, 3/15/28	AAA	3,325,000	3,654,408
NY State Dorm. Auth. State Supported Debt Rev. Bonds (City U.), Ser. B, 5s, 7/1/26	AA	5,000,000	5,578,800
NY State Dorm. Auth. Supported Debt Rev. Bonds (State U. of NY), Ser. A
5s, 7/1/42	Aa2	2,000,000	2,218,320
5s, 7/1/41	Aa2	5,250,000	5,810,858
NY State Energy Research & Dev. Auth. Gas Fac. Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A2	12,400,000	12,438,688
NY State Env. Fac. Corp. Rev. Bonds
(Clean Wtr. and Drinking), Ser. A, 5s, 6/15/34	Aaa	10,000,000	11,285,200
(State Clean Wtr. & Drinking Revolving Fund), Ser. A, 5s, 6/15/29	Aaa	2,500,000	2,772,650
(State Clean Wtr. & Drinking Revolving Fund), Ser. C, 5s, 10/15/26	Aaa	5,000,000	5,311,700
(United Wtr. New Rochelle), Ser. A, 4 7/8s, 9/1/40	A–	5,000,000	5,343,850
NY State Env. Fac. Corp. Solid Waste Disp. Mandatory Put Bonds (12/2/19) (Casella Waste Syst., Inc.), 3 3/4s, 12/1/44	B1	2,000,000	2,005,600
NY State Env. Fac. Corp. State Clean Wtr. & Drinking Rev. Bonds, Ser. C, 5s, 10/15/35	Aaa	5,000,000	5,279,900

New York Tax Exempt Income Fund     25

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Hsg. Fin. Agcy. Rev. Bonds (Affordable Hsg.)
Ser. A, 5s, 11/1/42	Aa2	$4,660,000	$4,912,479
Ser. B, 4.85s, 11/1/41	Aa2	2,600,000	2,708,836
NY State Liberty Dev. Corp. Rev. Bonds
(7 World Trade Ctr.), Class 3, 5s, 3/15/44	Baa2	1,000,000	1,055,800
(7 World Trade Ctr.), Ser. 2, 5s, 9/15/43	A2	4,000,000	4,311,720
(1 WTC Port Auth. Construction), 5s, 12/15/41	Aa3	7,500,000	8,332,200
(7 World Trade Center II, LLC), 5s, 9/15/40	Aaa	4,815,000	5,395,593
(4 World Trade Ctr.), 5s, 11/15/31	A+	2,500,000	2,811,475
NY State Liberty Dev. Corp. 144A Rev. Bonds (World Trade Ctr.), Class 1, 5s, 11/15/44	BB–/P	2,500,000	2,543,275
NY State Mtge. Agcy. Rev. Bonds, Ser. 189, 3.85s, 10/1/34	Aa1	2,920,000	2,921,956
NY State Pwr. Auth. Rev. Bonds, Ser. A, 5s, 11/15/38	Aa1	2,000,000	2,242,920
NY State Thruway Auth. Rev. Bonds
(Second Generation Hwy. & Bridge Trust Fund), Ser. B, 5s, 4/1/28	AA	3,000,000	3,354,060
Ser. H, NATL, 5s, 1/1/28	AA–	1,235,000	1,344,545
(Second Generation Hwy. & Bridge Trust Fund), Ser. B, 5s, 4/1/27	AA	4,000,000	4,480,400
(Second Generation Hwy. & Bridge Trust Fund), Ser. A, 5s, 4/1/25	AA	4,000,000	4,301,160
5s, 1/1/24	A2	1,250,000	1,492,025
NY State Urban Dev. Corp. Rev. Bonds
Ser. D, 5 5/8s, 1/1/28	AA	9,500,000	10,852,895
(Clarkson Ctr.), 5 1/2s, 1/1/20	Aa2	1,685,000	1,845,227
Ser. B-1, 5s, 3/15/36	AAA	9,000,000	10,024,110
(State Personal Income Tax), Ser. A-1, 5s, 3/15/30	AAA	5,000,000	5,696,800
Ser. A-1, 5s, 12/15/28	AAA	5,000,000	5,640,550
Ser. B, 5s, 1/1/27	AA	7,000,000	7,765,380
Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds (St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB–/P	1,000,000	1,000,780
Onodaga Cnty., Trust For Cultural Resources Rev. Bonds (Syracuse U.)
5s, 12/1/36	Aa3	2,000,000	2,240,700
5s, 12/1/31	Aa3	2,000,000	2,306,080
Onondaga Cnty., Resource Recvy. Agcy. Rev. Bonds, Ser. A, AGM, 5s, 5/1/29	AA	3,120,000	3,432,125
Onondaga, Civic Dev. Corp. Rev. Bonds
(Le Moyne College), 5 3/8s, 7/1/40	Baa2	3,900,000	4,220,424
(Jewish Home of Central NY Oblig. Group), 5 1/4s, 3/1/31	B/P	2,035,000	2,041,899
(St. Joseph’s Hosp. Hlth. Ctr.), 5 1/8s, 7/1/31	Ba2	2,315,000	2,497,816
(St. Joseph’s Hosp. Hlth. Ctr.), 5s, 7/1/42	Ba2	1,000,000	1,025,110
(Le Moyne College), 5s, 7/1/32	Baa2	1,635,000	1,783,245

26     New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
Port Auth. NY & NJ Special Oblig. Rev. Bonds (JFK Intl. Air Term.), 6s, 12/1/42	Baa3	$3,500,000	$4,101,720
Port Auth. of NY & NJ Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment), 6 3/4s, 10/1/19	BB+/P	2,145,000	2,145,429
5 3/8s, 3/1/28	Aa3	1,000,000	1,212,800
Ser. 186, 5s, 10/15/44	Aa3	8,000,000	8,743,680
Ser. 185th, 5s, 9/1/30	Aa3	2,000,000	2,258,700
NATL, 4 3/4s, 10/15/28	Aa3	7,000,000	7,437,150
Rensselaer, City School Dist. COP, SGI
5s, 6/1/21	A–/P	2,010,000	2,064,853
5s, 6/1/20	A–/P	1,150,000	1,181,614
5s, 6/1/19	A–/P	1,345,000	1,381,436
5s, 6/1/18	A–/P	1,180,000	1,212,320
Rockland Cnty., G.O. Bonds, Ser. A, AGM, 5s, 3/1/24	AA	1,600,000	1,872,624
Sales Tax Asset Receivable Corp. Rev. Bonds (Fiscal 2015), Ser. A
5s, 10/15/31	AAA	2,250,000	2,641,095
5s, 10/15/30	AAA	1,000,000	1,179,220
Saratoga Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds (Saratoga Hosp.), Ser. B
5 1/4s, 12/1/32	A–	1,500,000	1,623,000
5 1/8s, 12/1/27	A–	1,000,000	1,087,660
Schenectady Cnty., Cap. Resource Corp. Rev. Bonds (Union College), 5s, 7/1/32	A1	3,430,000	3,831,996
Seneca Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds (NY Chiropractic College), 5s, 10/1/27	BBB	1,995,000	2,124,775
Southold, Local Dev. Corp. Rev. Bonds (Peconic Landing at Southold, Inc.), 5s, 12/1/45	BBB–/F	2,250,000	2,389,748
St. Lawrence Cnty., Indl. Agcy. Rev. Bonds (Clarkson U.), Ser. A, 5 1/4s, 9/1/33	A3	1,050,000	1,168,146
St. Lawrence Cnty., Indl. Dev. Agcy. Rev. Bonds (Clarkson U.), Ser. A, 5s, 9/1/41	A3	1,750,000	1,872,728
Suffolk Cnty., Econ. Dev. Corp. Rev. Bonds (Peconic Landing Southold), 6s, 12/1/40	BBB–/F	1,225,000	1,353,037
Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds (Nissequogue Cogen. Partners Fac.), 5 1/2s, 1/1/23	BBB–/P	1,715,000	1,715,909
Suffolk Cnty., Indl. Dev. Agcy. Cont. Care Retirement Rev. Bonds (Jefferson’s Ferry)
5s, 11/1/15	BBB–	975,000	987,012
4 5/8s, 11/1/16	BBB–	1,000,000	1,032,930
Syracuse, Indl. Dev. Agcy. Civic Fac. VRDN (Syracuse U.)
Ser. A-2, 0.09s, 12/1/37	VMIG1	7,535,000	7,535,000
Ser. A-1, 0.09s, 7/1/37	VMIG1	2,860,000	2,860,000
Tobacco Settlement Rev. Bonds, Ser. 1, 5s, 6/1/34	B	3,500,000	3,233,230
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B, 5s, 6/1/22	AA	1,500,000	1,623,780

New York Tax Exempt Income Fund     27

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
Tompkins Cnty., Dev. Corp. Rev. Bonds
(Ithaca College), AGM, 5 3/8s, 7/1/41	A2	$1,000,000	$1,091,060
(Kendal at Ithaca, Inc.), 5s, 7/1/44	BBB	2,800,000	2,943,780
Triborough, Bridge & Tunnel Auth. Rev. Bonds
Ser. A, 5s, 11/15/44	Aa3	2,340,000	2,617,196
Ser. A, 5s, 11/15/39	Aa3	3,500,000	3,943,345
Ser. C, 5s, 11/15/29	Aa3	2,500,000	2,794,000
(Gen. Cabs), Ser. B, zero %, 11/15/32	Aa3	3,900,000	2,056,938
Ser. A, zero %, 11/15/30	A1	7,000,000	4,003,090
Troy, Cap. Res. Corp. Rev. Bonds (Rensselaer Polytechnic), Ser. A, 5 1/8s, 9/1/40	A3	5,000,000	5,486,350
Westchester Cnty., Hlth. Care Corp. Rev. Bonds, Ser. C-2, 6 1/8s, 11/1/37	Baa1	3,385,000	3,895,018
Westchester Cnty., Indl Dev. Agcy. Civic Fac. Rev. Bonds
(Pace U.), Ser. A, 5 1/2s, 5/1/42	BB+	2,750,000	3,131,700
(Guiding Eyes for the Blind), 5 3/8s, 8/1/24	A–	845,000	860,700
Westchester, Tobacco Asset Securitization Corp. Rev. Bonds, 5 1/8s, 6/1/38	BBB	5,060,000	4,929,958
Western Nassau Cnty., Wtr. Auth. Rev. Bonds, Ser. A, 5s, 4/1/40	A1	2,150,000	2,400,970
Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. John’s Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31	B+	2,000,000	2,000,800
(Sarah Lawrence College), Ser. A, 6s, 6/1/41	BBB	2,500,000	2,816,475
			973,970,911
Puerto Rico (2.2%)
Children’s Trust Fund Tobacco Settlement (The) Rev. Bonds
(Asset Backed Bonds), 5 5/8s, 5/15/43	Ba2	1,750,000	1,705,463
5 1/2s, 5/15/39	BBB–	3,750,000	3,781,350
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
Ser. AA, NATL, 5 1/2s, 7/1/20	AA–	365,000	377,874
Ser. AA, NATL, U.S. Govt. Coll., 5 1/2s, 7/1/20 (Escrowed to maturity)	Ca	635,000	757,358
Ser. AA, NATL, 5 1/2s, 7/1/19	AA–	540,000	565,213
Ser. AA, NATL, U.S. Govt. Coll., 5 1/2s, 7/1/19 (Escrowed to maturity)	Ca	2,460,000	2,863,686
Ser. AA-2, 5.3s, 7/1/35	CCC+	750,000	548,010
Ser. AA, 5s, 7/1/35	CCC+	2,105,000	1,522,378
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 5 1/2s, 8/1/37	CCC+	1,050,000	651,032
Ser. A, 5 3/8s, 8/1/39	CCC+	2,240,000	1,383,267
Ser. C, 5 3/8s, 8/1/36	CCC+	2,240,000	1,405,667
Ser. C, 5 1/4s, 8/1/41	CCC+	3,325,000	2,028,317
Ser. C, 5 1/4s, 8/1/40	CCC+	2,250,000	1,597,523
Ser. A, AMBAC, zero %, 8/1/47	CCC+	23,500,000	2,681,350
Ser. A, NATL, zero %, 8/1/43	AA–	8,000,000	1,288,560
			23,157,048

28     New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Texas (0.1%)
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN (The Methodist Hosp.), Ser. C-1, 0.1s, 12/1/24	A-1+	$1,430,000	$1,430,000
			1,430,000
Utah (0.2%)
Murray City, Hosp. VRDN (IHC Hlth. Svcs., Inc.), Ser. A, 0.1s, 5/15/37	VMIG1	1,940,000	1,940,000
			1,940,000
Virgin Islands (0.9%)
VI Pub. Fin. Auth. Rev. Bonds
Ser. A, 6s, 10/1/39	Baa3	3,000,000	3,345,150
Ser. A-1, 5s, 10/1/39	Baa2	3,325,000	3,520,111
Ser. A, 5s, 10/1/25	Baa2	2,000,000	2,223,605
			9,088,866
Total municipal bonds and notes (cost $966,381,954)			$1,028,566,704

UNITIZED TRUST (0.2%)*	Shares	Value
CMS Liquidating Trust 144A † F	600	$1,588,074
Total Unitized trust (cost $1,816,443)		$1,588,074

TOTAL INVESTMENTS
Total investments (cost $968,198,397)	$1,030,154,778

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2014 through May 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $1,040,898,993.
**

The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

†	This security is non-income-producing.
F	This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.
The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
The dates shown on debt obligations are the original maturity dates.

New York Tax Exempt Income Fund     29

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Education	17.1%
Tax bonds	13.9
Utilities	13.3
Transportation	11.3

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$1,028,566,704	$—
Unitized trust	—	—	1,588,074
Totals by level	$—	$1,028,566,704	$1,588,074
During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

30     New York Tax Exempt Income Fund

	Statement of assets and liabilities 5/31/15 (Unaudited)
	ASSETS
	Investment in securities, at value (Note 1):
	Unaffiliated issuers (identified cost $968,198,397)	$1,030,154,778
	Cash	33,303
	Interest and other receivables	13,435,997
	Receivable for shares of the fund sold	1,072,540
	Prepaid assets	7,829
	Total assets	1,044,704,447
	LIABILITIES
	Payable for shares of the fund repurchased	1,648,119
	Payable for compensation of Manager (Note 2)	377,473
	Payable for custodian fees (Note 2)	5,017
	Payable for investor servicing fees (Note 2)	119,607
	Payable for Trustee compensation and expenses (Note 2)	368,835
	Payable for administrative services (Note 2)	3,906
	Payable for distribution fees (Note 2)	400,079
	Distributions payable to shareholders	784,633
	Other accrued expenses	97,785
	Total liabilities	3,805,454
	Net assets	$1,040,898,993

	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,005,378,935
	Undistributed net investment income (Note 1)	1,564,802
	Accumulated net realized loss on investments (Note 1)	(28,001,125)
	Net unrealized appreciation of investments	61,956,381
	Total — Representing net assets applicable to capital shares outstanding	$1,040,898,993
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($930,461,610 divided by 108,262,485 shares)	$8.59
	Offering price per class A share (100/96.00 of $8.59)*	$8.95
	Net asset value and offering price per class B share ($10,892,084 divided by 1,269,917 shares)**	$8.58
	Net asset value and offering price per class C share ($57,048,026 divided by 6,639,675 shares)**	$8.59
	Net asset value and redemption price per class M share ($1,398,502 divided by 162,596 shares)	$8.60
	Offering price per class M share (100/96.75 of $8.60)†	$8.89
	Net asset value, offering price and redemption price per class Y share ($41,098,771 divided by 4,780,276 shares)	$8.60
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

New York Tax Exempt Income Fund     31

Statement of operations Six months ended 5/31/15 (Unaudited)
INTEREST INCOME	$22,612,016

EXPENSES
Compensation of Manager (Note 2)	2,252,642
Investor servicing fees (Note 2)	343,807
Custodian fees (Note 2)	7,694
Trustee compensation and expenses (Note 2)	23,970
Distribution fees (Note 2)	1,371,116
Administrative services (Note 2)	17,029
Other	119,886
Total expenses	4,136,144
Expense reduction (Note 2)	(805)
Net expenses	4,135,339
Net investment income	18,476,677

Net realized loss on investments (Notes 1 and 3)	(851,957)
Net unrealized depreciation of investments during the period	(7,433,322)
Net loss on investments	(8,285,279)
Net increase in net assets resulting from operations	$10,191,398

The accompanying notes are an integral part of these financial statements.

32     New York Tax Exempt Income Fund

	Statement of changes in net assets
	DECREASE IN NET ASSETS	Six months ended 5/31/15*	Year ended 11/30/14
	Operations:
	Net investment income	$18,476,677	$39,057,230
	Net realized loss on investments	(851,957)	(9,006,763)
	Net unrealized appreciation (depreciation) of investments	(7,433,322)	54,786,049
	Net increase in net assets resulting from operations	10,191,398	84,836,516
	Distributions to shareholders (Note 1):
	From ordinary income
	Taxable net investment income
	Class A	—	(92,554)
	Class B	—	(1,171)
	Class C	—	(5,509)
	Class M	—	(140)
	Class Y	—	(1,792)
	From tax-exempt net investment income
	Class A	(16,521,336)	(35,689,077)
	Class B	(162,322)	(361,453)
	Class C	(769,442)	(1,630,708)
	Class M	(22,623)	(49,785)
	Class Y	(766,982)	(870,338)
	Decrease from capital share transactions (Note 4)	(5,371,496)	(57,506,586)
	Total decrease in net assets	(13,422,803)	(11,372,597)
	NET ASSETS
	Beginning of period	1,054,321,796	1,065,694,393
	End of period (including undistributed net investment income of $1,564,802 and $1,330,830, respectively)	$1,040,898,993	$1,054,321,796
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

New York Tax Exempt Income Fund     33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[a]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
May 31, 2015**	$8.66	.15	(.07)	.08	(.15)	(.15)	—	—	$8.59	.94*	$930,462	.37*	1.77*	9*
November 30, 2014	8.29	.32	.36	.68	(.31)	(.31)	—	—	8.66	8.39	946,474.74		3.74	10
November 30, 2013	9.12	.32	(.83)	(.51)	(.32)	(.32)	—	—	8.29	(5.67)	974,711.75		3.73	11
November 30, 2012	8.54	.34	.57	.91	(.33)	(.33)	—	—	9.12	10.87	1,206,509.75		3.81	11
November 30, 2011	8.44	.35	.10	.45	(.35)	(.35)	—	—[c,d]	8.54	5.55	1,081,992.75		4.25	6
November 30, 2010	8.36	.36	.08	.44	(.36)	(.36)	—[d]	—	8.44	5.27	1,105,169	.75[e]	4.18[e]	6
Class B
May 31, 2015**	$8.64	.13	(.07)	.06	(.12)	(.12)	—	—	$8.58	.74*	$10,892	.69*	1.45*	9*
November 30, 2014	8.27	.26	.37	.63	(.26)	(.26)	—	—	8.64	7.73	11,438	1.37	3.11	10
November 30, 2013	9.10	.27	(.84)	(.57)	(.26)	(.26)	—	—	8.27	(6.28)	12,322	1.38	3.10	11
November 30, 2012	8.52	.28	.58	.86	(.28)	(.28)	—	—	9.10	10.21	15,438	1.38	3.17	11
November 30, 2011	8.43	.30	.09	.39	(.30)	(.30)	—	—[c,d]	8.52	4.75	12,561	1.38	3.63	6
November 30, 2010	8.35	.30	.08	.38	(.30)	(.30)	—[d]	—	8.43	4.61	16,090	1.38[e]	3.57[e]	6
Class C
May 31, 2015**	$8.66	.12	(.07)	.05	(.12)	(.12)	—	—	$8.59	.55*	$57,048	.76*	1.38*	9*
November 30, 2014	8.29	.25	.37	.62	(.25)	(.25)	—	—	8.66	7.55	55,788	1.52	2.96	10
November 30, 2013	9.11	.26	(.83)	(.57)	(.25)	(.25)	—	—	8.29	(6.30)	58,449	1.53	2.95	11
November 30, 2012	8.54	.27	.56	.83	(.26)	(.26)	—	—	9.11	9.90	70,435	1.53	3.01	11
November 30, 2011	8.44	.29	.10	.39	(.29)	(.29)	—	—[c,d]	8.54	4.75	47,182	1.53	3.47	6
November 30, 2010	8.36	.29	.08	.37	(.29)	(.29)	—[d]	—	8.44	4.45	47,564	1.53[e]	3.39[e]	6
Class M
May 31, 2015**	$8.67	.14	(.07)	.07	(.14)	(.14)	—	—	$8.60	.80*	$1,399	.51*	1.63*	9*
November 30, 2014	8.30	.29	.37	.66	(.29)	(.29)	—	—	8.67	8.08	1,410	1.02	3.46	10
November 30, 2013	9.12	.30	(.83)	(.53)	(.29)	(.29)	—	—	8.30	(5.83)	1,451	1.03	3.45	11
November 30, 2012	8.54	.31	.58	.89	(.31)	(.31)	—	—	9.12	10.56	1,659	1.03	3.52	11
November 30, 2011	8.45	.33	.09	.42	(.33)	(.33)	—	—[c,d]	8.54	5.14	1,435	1.03	3.97	6
November 30, 2010	8.37	.33	.08	.41	(.33)	(.33)	—[d]	—	8.45	4.96	1,694	1.03[e]	3.91[e]	6
Class Y
May 31, 2015**	$8.66	.16	(.06)	.10	(.16)	(.16)	—	—	$8.60	1.17*	$41,099	.26*	1.88*	9*
November 30, 2014	8.29	.34	.36	.70	(.33)	(.33)	—	—	8.66	8.62	39,211.52		3.96	10
November 30, 2013	9.12	.34	(.83)	(.49)	(.34)	(.34)	—	—	8.29	(5.47)	18,762.53		3.95	11
November 30, 2012	8.54	.36	.57	.93	(.35)	(.35)	—	—	9.12	11.10	19,347.53		4.00	11
November 30, 2011	8.45	.37	.09	.46	(.37)	(.37)	—	—[c,d]	8.54	5.66	8,444.53		4.45	6
November 30, 2010	8.36	.37	.10	.47	(.38)	(.38)	—[d]	—	8.45	5.65	5,613	.53[e]	4.38[e]	6

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	New York Tax Exempt Income Fund	New York Tax Exempt Income Fund	35

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b  Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

d  Amount represents less than $0.01 per share.

e  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets
November 30, 2010	<0.01%

The accompanying notes are an integral part of these financial statements.

36     New York Tax Exempt Income Fund

Notes to financial statements 5/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2014 through May 31, 2015.

Putnam New York Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and New York State and City personal income taxes as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and New York State and City personal income taxes (but that may be subject to federal alternative minimum tax (AMT)), are investment grade in quality, and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations

New York Tax Exempt Income Fund     37

from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

38     New York Tax Exempt Income Fund

At November 30, 2014, the fund had a capital loss carryover of $25,097,529 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$5,111,,054	$14,188,315	$19,299,369	*
4,276,078	N/A	4,276,078	November 30, 2016
1,012,732	N/A	1,012,732	November 30, 2017
509,350	N/A	509,350	November 30, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $968,832,504, resulting in gross unrealized appreciation and depreciation of $67,969,997 and $6,647,723, respectively, or net unrealized appreciation of $61,322,274.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,
0.540%	of the next $5 billion,
0.490%	of the next $10 billion,
0.440%	of the next $10 billion,
0.390%	of the next $50 billion,
0.370%	of the next $50 billion,
0.360%	of the next $100 billion and
0.355%	of any excess thereafter.

Putnam Management has contractually agreed, through March 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

New York Tax Exempt Income Fund     39

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$307,639
Class B	3,672
Class C	18,473
Class M	459
Class Y	13,564
Total	$343,807

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $805 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $613, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,036,428
Class B	47,962
Class C	283,209
Class M	3,517
Total	$1,371,116

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $33,568 and $5 from the sale of class A and class M shares, respectively, and received $76 and $1,174 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

40     New York Tax Exempt Income Fund

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $61 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$95,126,108	$103,107,103
U.S. government securities (Long-term)	—	—
Total	$95,126,108	$103,107,103

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/15		Year ended 11/30/14
Class A	Shares	Amount	Shares	Amount
Shares sold	4,398,603	$38,233,131	7,874,468	$66,905,035
Shares issued in connection with reinvestment of distributions	1,490,921	12,950,077	3,285,602	27,963,531
	5,889,524	51,183,208	11,160,070	94,868,566
Shares repurchased	(6,913,221)	(60,032,469)	(19,456,210)	(165,282,529)
Net decrease	(1,023,697)	$(8,849,261)	(8,296,140)	$(70,413,963)

	Six months ended 5/31/15		Year ended 11/30/14
Class B	Shares	Amount	Shares	Amount
Shares sold	50,850	$440,335	113,630	$964,511
Shares issued in connection with reinvestment of distributions	16,469	142,777	36,811	312,542
	67,319	583,112	150,441	1,277,053
Shares repurchased	(120,740)	(1,045,420)	(316,371)	(2,672,333)
Net decrease	(53,421)	$(462,308)	(165,930)	$(1,395,280)

	Six months ended 5/31/15		Year ended 11/30/14
Class C	Shares	Amount	Shares	Amount
Shares sold	647,545	$5,626,796	868,338	$7,409,986
Shares issued in connection with reinvestment of distributions	76,745	666,153	165,497	1,407,440
	724,290	6,292,949	1,033,835	8,817,426
Shares repurchased	(528,312)	(4,584,940)	(1,643,045)	(13,916,855)
Net increase (decrease)	195,978	$1,708,009	(609,210)	$(5,099,429)

New York Tax Exempt Income Fund     41

	Six months ended 5/31/15		Year ended 11/30/14
Class M	Shares	Amount	Shares	Amount
Shares sold	364	$3,163	12,387	$106,668
Shares issued in connection with reinvestment of distributions	2,579	22,413	5,768	49,110
	2,943	25,576	18,155	155,778
Shares repurchased	(3,041)	(26,413)	(30,344)	(262,047)
Net decrease	(98)	$(837)	(12,189)	$(106,269)

	Six months ended 5/31/15		Year ended 11/30/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	917,317	$7,979,699	2,748,833	$23,627,846
Shares issued in connection with reinvestment of distributions	69,276	601,988	64,832	553,431
	986,593	8,581,687	2,813,665	24,181,277
Shares repurchased	(732,449)	(6,348,786)	(550,233)	(4,672,922)
Net increase	254,144	$2,232,901	2,263,432	$19,508,355

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of New York and may be affected by economic and political developments in that state.

42     New York Tax Exempt Income Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

*  An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

New York Tax Exempt Income Fund     43

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44     New York Tax Exempt Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA051
295062 7/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam New York Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 29, 2015